Exhibit 10.3

Tenant: Passage BIO, Inc. Premises: Two Commerce Square, Suite 2850

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (“Amendment”) is made and entered into as of ________________, by and between PHILADELPHIA PLAZA - PHASE II LP, a Pennsylvania limited partnership (“Landlord”), and PASSAGE BIO, INC., a Delaware corporation (“Tenant”).

A.           Landlord and Tenant are parties to a Lease (“Current Lease”) dated as of September 26, 2018, for the Premises deemed to contain 8,887 rentable square feet presently known as Suite 2850 in the Building known as Two Commerce Square located at 2001 Market Street, Philadelphia, Pennsylvania 19103. The Current Lease as amended by this Amendment is referred to herein as the “Lease”.

B.           Contemporaneously with the execution of this Amendment, an affiliate of Landlord, Commerce Square Partners - Philadelphia Plaza, L.P. (“One Commerce Landlord”), and Tenant are executing a new lease agreement (“One Commerce Lease”) for approximately 37,414 rentable square feet presently known as Suites 3800, 3900, and 4000 in the building known as One Commerce Square located at 2005 Market Street, Philadelphia, Pennsylvania 19103 (“Relocation Premises”).

C.           The Term of the Lease is currently scheduled to expire on June 30, 2026. Landlord and Tenant wish to amend the Lease to provide for the earlier termination of the Lease upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and intending to be legally bound, Landlord and Tenant hereby agree as follows:

1.            Incorporation of Recitals; Definitions. The recitals set forth above are hereby incorporated herein by reference as if set forth in full in the body of this Amendment. Capitalized terms used but not otherwise defined in this Amendment have the respective meanings given to them in the Current Lease.

2.            Early Termination Date. Provided no Event of Default then exists (except as waived in writing by Landlord, in Landlord’s sole and absolute discretion), the Lease shall terminate as of 11:59 p.m. on the Early Termination Date, in the same manner and with the same effect as if that date had been originally fixed in the Lease for the expiration of the Term. The “Early Termination Date” means the day that is 5 business days after the Commencement Date as defined in the One Commerce Lease. Notwithstanding the foregoing, no Fixed Rent or Operating Expenses shall be due during the period commencing on the Commencement Date as defined in the One Commerce Lease, and ending on the Early Termination Date. Any and all options of Tenant to extend or reduce the Term or expand or reduce the size of the Premises, including without limitation rights of first refusal, offer, and negotiation, are hereby deleted in their entireties and are of no further force and effect. Tenant grants to Landlord the right to market for lease and show to prospective tenants all or a portion of the Premises during the remainder of the Term, provided Landlord provides to Tenant reasonable prior notice of such access and uses reasonable efforts to not disturb Tenant’s business operations within the Premises.

3.            Surrender. By no later than the Early Termination Date, Tenant must vacate and surrender the Premises to Landlord in the same manner and with the same effect as if that date had been originally fixed in the Lease as the expiration date of the Term therefor. If Tenant fails to do so, an Event of Default will have occurred, Tenant will be deemed a tenant at sufferance with respect to the Premises, and Landlord’s remedies will be as specified in the Lease and otherwise available at law and in equity, including under Section 18 of the Current Lease. Notwithstanding the foregoing, by no later than September 1, 2020, Landlord shall notify Tenant in writing if Landlord elects for Tenant to surrender with the Premises all of the furniture (other than chairs) and cabling that are currently located in the Premises (collectively, “Existing Personal Property”). If Landlord makes such election, then on the Early Termination Date: (i) Tenant shall not remove the Existing Personal Property from the Premises; (ii) all of Tenant’s right, title, and interest in and to the Existing Personal Property shall automatically be conveyed to Landlord for $1.00; and (iii) Tenant shall provide Landlord with names of the manufacturer and vendor for the furniture. Notwithstanding anything set forth herein to the contrary, if Tenant is prevented from moving into the Relocation Premises as a result of a Force Majeure Event (which shall include, but not be limited to, delays in delivery of Tenant’s furniture for the New Premises as a result of worldwide shipping disruptions resulting from the coronavirus), and provided Tenant takes all commercially reasonable actions to mitigate such delay, the Early Termination Date shall be extended on a day-for-day basis for each day of delay caused solely by such Force Majeure Event.

4.            Outstanding Rent and Other Charges. Tenant must pay to Landlord all rent, including but not limited to Fixed Rent, Additional Rent, utilities, and all other charges as specified in the Lease through the Early Termination Date. Any charges with respect to the Premises that cannot be ascertained prior to the Early Termination Date may be estimated by Landlord, and Tenant must pay such estimated amount. All such amounts will be used and held by Landlord for payment of such obligations of Tenant, with Tenant being liable for any additional costs upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied.

5.            Security Deposit. Landlord is currently holding a Security Deposit in the amount of $34,066.84. Landlord shall transfer the balance of the Security Deposit to One Commerce Landlord when all conditions to such return under the Lease have been satisfied.

6.            Effect of Amendment; Ratification. Landlord and Tenant hereby acknowledge and agree that, except as provided in this Amendment, the Current Lease has not been modified, amended, canceled, terminated, released, superseded, or otherwise rendered of no force or effect. The Current Lease is hereby ratified and confirmed by the parties hereto, and every provision, covenant, condition, obligation, right, term, and power contained in and under the Current Lease continues in full force and effect, affected by this Amendment only to the extent of the amendments and modifications set forth herein. In the event of any conflict between the terms and conditions of this Amendment and those of the Current Lease, the terms and conditions of this Amendment control. To the extent permitted by applicable law, Landlord and Tenant hereby waive trial by jury in any action, proceeding, or counterclaim brought by either against the other on any matter arising out of or in any way connected with the Lease, the relationship of Landlord and Tenant, or Tenant’s use or occupancy of the Building, any claim or injury or damage, or any emergency or other statutory remedy with respect thereto. Tenant specifically acknowledges and agrees that Section 17(j) of the Current Lease concerning Confession of Judgment is hereby restated in full below:

In addition to, and not in lieu of any of the foregoing rights granted to Landlord:

(1)          WHEN THIS LEASE OR TENANT’S RIGHT OF POSSESSION SHALL BE TERMINATED BY COVENANT OR CONDITION BROKEN, OR FOR ANY OTHER REASON, EITHER DURING THE TERM OF THIS LEASE OR ANY RENEWAL OR EXTENSION THEREOF, AND ALSO WHEN AND AS SOON AS THE TERM HEREBY CREATED OR ANY EXTENSION THEREOF SHALL HAVE EXPIRED, IT SHALL BE LAWFUL FOR ANY ATTORNEY AS ATTORNEY FOR TENANT TO FILE AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN ACTION TO CONFESS JUDGMENT IN EJECTMENT AGAINST TENANT AND ALL PERSONS CLAIMING UNDER TENANT, WHEREUPON, IF LANDLORD SO DESIRES, A WRIT OF EXECUTION OR OF POSSESSION MAY ISSUE FORTHWITH, WITHOUT ANY PRIOR WRIT OF PROCEEDINGS, WHATSOEVER, AND PROVIDED IF FOR ANY REASON AFTER SUCH ACTION SHALL HAVE BEEN COMMENCED THE SAME SHALL BE DETERMINED AND THE POSSESSION OF THE PREMISES HEREBY DEMISED REMAIN IN OR BE RESTORED TO TENANT, LANDLORD SHALL HAVE THE RIGHT UPON ANY SUBSEQUENT DEFAULT OR DEFAULTS, OR UPON THE TERMINATION OF THIS LEASE AS HEREINBEFORE SET FORTH, TO BRING ONE OR MORE ACTION OR ACTIONS AS HEREINBEFORE SET FORTH TO RECOVER POSSESSION OF THE SAID PREMISES.

(2)          In any action to confess judgment in ejectment, Landlord shall first cause to be filed in such action an affidavit made by it or someone acting for it setting forth the facts necessary to authorize the entry of judgment, of which facts such affidavit shall be conclusive evidence, and if a true copy of this Lease (and of the truth of the copy such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of Court, custom or practice to the contrary notwithstanding.

TENANT WAIVER. TENANT SPECIFICALLY ACKNOWLEDGES THAT TENANT HAS VOLUNTARILY, KNOWINGLY, AND INTELLIGENTLY WAIVED CERTAIN DUE PROCESS RIGHTS TO A PREJUDGMENT HEARING BY AGREEING TO THE TERMS OF THE FOREGOING PARAGRAPHS REGARDING CONFESSION OF JUDGMENT. TENANT FURTHER SPECIFICALLY AGREES THAT IN THE EVENT OF DEFAULT, LANDLORD MAY PURSUE MULTIPLE REMEDIES INCLUDING OBTAINING POSSESSION PURSUANT TO A JUDGMENT BY CONFESSION FURTHERMORE, TENANT SPECIFICALLY WAIVES ANY CLAIM AGAINST LANDLORD AND

LANDLORD’S COUNSEL FOR VIOLATION OF TENANT’S CONSTITUTIONAL RIGHTS IN THE EVENT THAT JUDGMENT IS CONFESSED PURSUANT TO THIS LEASE.

TENANT: PASSAGE BIO, INC.

By:	/s/ Jill Quigley
Name:	Jill Quigley
Title:	Chief Operating Officer
Date:	4/13/2020

7.            Representations. Each of Landlord and Tenant represents and warrants to the other that the individual executing this Amendment on such party’s behalf is authorized to do so. Tenant hereby represents and warrants to Landlord that there are no defaults by Landlord or Tenant under the Current Lease, nor any event that with the giving of notice or the passage of time, or both, will constitute a default under the Current Lease.

8.            Counterparts; Electronic Transmittal. This Amendment may be executed in any number of counterparts, each of which when taken together will be deemed to be one and the same instrument. The parties acknowledge and agree that notwithstanding any law or presumption to the contrary, the exchange of copies of this Amendment and signature pages by electronic transmission will constitute effective execution and delivery of this Amendment for all purposes, and signatures of the parties hereto transmitted and/or produced electronically will be deemed to be their original signature for all purposes.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the date first-above written.

LANDLORD:
PHILADELPHIA PLAZA - PHASE II LP

By:	Brandywine Commerce Sub II LLC, its general partner

	By:	/s/ George Johnstone
	Name:	George Johnstone
	Title:	EVP Operations
	Date:	4/13/2020

TENANT:
PASSAGE BIO, INC.

By:	/s/ Jill Quigley
Name:	Jill Quigley
Title:	Chief Operating Officer
Date:	4/13/2020

Signature Page